UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8540 Gander Creek Drive Miamisburg, Ohio 45342
(Address of principal executive offices, including zip code)

(877) 855-7243

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2020, Verso Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of June 17, 2019, by and between the Company and Computershare Trust Company, N.A., as rights agent.

The Amendment accelerates the expiration of the rights set forth in the Rights Agreement to purchase Series A Junior Participating Preferred Stock (the “Rights”) from 5:00 p.m., New York City time, on June 17, 2020, to 5:00 p.m., New York City time, on February 18, 2020, and has the effect of terminating the Rights Agreement on that date. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated herein by reference.

To implement amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) as approved by the Company’s stockholders at the 2019 Annual Meeting of Stockholders, on February 18, 2020, the Company filed with the Delaware Secretary of State an amendment to the Certificate changing the supermajority vote requirement in the Certificate for stockholders to remove directors, amend the Company’s Amended and Restated Bylaws (the “Bylaws”) and amend certain provisions of the Certificate, to a majority vote requirement. Concurrently therewith, the Bylaws were amended to conform to the amendments to the Certificate by changing the supermajority vote requirement in the Bylaws to remove directors and amend the Bylaws to a majority vote requirement.

The foregoing is a summary of the terms of the amendments to the Certificate and Bylaws. The summary does not purport to be complete and is qualified in its entirety by reference to such amendments, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Verso Corporation

3.2	Amendment No. 1 of Amended and Restated Bylaws of Verso Corporation

4.1	Amendment No. 1 to Rights Agreement, dated as of February 18, 2020, by and between Verso Corporation and Computershare Trust Company, N.A., as rights agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verso Corporation

Date: February 18, 2020	By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer